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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 4, 2003


                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-10651                  43-1455766
    ---------------------            ------------              ---------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri             63017
------------------------------------------------------------          ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (636) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                 Not applicable.
                 -----------------------------------------------
         (Former name or former address, if changed since last report.)
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

ITEM 9.  REGULATION FD DISCLOSURE

     During the month of March 2003, Maverick Tube Corporation will give a slide show presentation during meetings with various individual and institutional investors. The slide show presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 4, 2003


                                  MAVERICK TUBE CORPORATION


                                  By: /s/ Pamela G. Boone
                                      -----------------------------------------
                                      Pamela G. Boone
                                      Vice President - Finance and
                                      Administration and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------

99.1 Slide Show Presentation first presented by Maverick Tube Corporation on March 4, 2003.

                                                                    Exhibit 99.1
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                                     [LOGO]

                           MAVERICK TUBE CORPORATION
                                  RAYMOND JAMES
                       INSTITUTIONAL INVESTOR CONFERENCE
                                   March 2003

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Forward Looking Statements


These slides accompany an oral presentation by Maverick Tube Corporation, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including;

o       oil and gas drilling activity;

o       steel price volatility;

o       domestic and foreign competitive pressures;

o       fluctuations in industry-wide inventory levels;

o       the presence or absence of governmentally imposed trade restrictions;

o       asserted and unasserted claims; and

o those other risks and uncertainties described in Maverick's Form 10-K and Proxy Statement dated March 13, 2002 filed by Maverick.

In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                                                               2
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Maverick Today


o       2.1 million tons of tubular products capacity

o       Largest North American OCTG and Conduit producer

o       Largest Buyer of Hot Rolled Steel in North America

o       Diverse operations with 24 mills and 9 locations

o       Highly efficient and low cost operations

o       Recent acquisitions will propel growth

              o Acquisition of LTV Tubular - $220 million in Revenue
              o Acquisition of Precision Tube - $40 million in Revenue
              o Acquisition of SeaCAT - $17 million in Revenue

                                                                               3
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Broader Product Lines


o       Energy Products

                New and reworked wells, transportation of oil and gas,
                 and other products

                 o  Casing               o  1 1/2" thru 16"

                 o  Tubing               o  Carbon and alloy grades

                 o  Line Pipe            o  Complete end finishing

                 o  Couplings            o  HIC resistant products for sour gas
                                            service

                 o  Premium connections  o  80 ft. Line Pipe

                 o  Coiled Tubing        o  Coiled Line Pipe

                 o  Stainless Coiled     o  Sub Sea Umbilical
                    Tubing

o       Industrial Products

                Construction, agricultural and industrial equipment, and other products

                 o  HSS                  o  1 1/2" - 12"

                 o  Standard Pipe        o  Rounds, squares, rectangles

                 o  Piling               o  Custom products

                 o  Electrical Conduit   o  Full range of Conduit Products
                                             3/4" to 4 1/2"

                 o  Mechanical Tubing

                                                                               4
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Combined Company's Expanded
Prime Distribution Capabilities


          [Picture Graphic Omitted - Picture of United States with combined distribution capabilities from Calgary, Canada; Hickman, AR; (3 facilities) Conroe, TX; Houston, TX; (2 facilities) Cedar Springs, GA; Ferndale, MI; Elyria, OH; Counce, TN]

          [Pie graph omitted - demonstrates 2003 YTD Anticipated Revenues as 33% Industrial products and 67% Energy products]

                                                                               5
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Consolidated Historical Sales Revenue


[Graph Omitted - Tabular representation for EDGAR filing below]

Revenues Millions

                             Maverick   LTV     SeaCAT
                             --------   ---     ------

1998                            339       -
1999                            335       -
2000                            545       -
2001                            529       -
2002                            439       -
2003 *                          665      270       17 (estimate)

* Management estimated based on average rig count of 960 for US and 346 for Canada.

                                                                               6
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Strong Balance Sheet


                               (In millions of US$, except for percentages)


                          December 31, 2001   December 31, 2002
                              Actual          Proforma with LTV & SeaCAT
                          -----------------  ---------------------------

Working Capital                $142.3              $200.8

Total Assets                    357.4               617.4

Total Debt (Net of Cash)         70.2               150.0

Shareholders' Equity            225.4               350.3

Total Debt/Book
 Capitalization                  23.7%               30.0%

                                                                               7
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Growth Initiatives

o       Prudential regularly produces 65% of Company Cash Flow 2000-2002

o       Internal Growth through addition of 16" Mill and Longview Relocation

o       Precision Tube will add $8 million of Cash Flow in 2003

o LTV Tubular - Maverick's year-end addition, will enhance growth in sales and cash flows

o       SeaCAT - Increases offshore energy focus
                                                                               8
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Strategic Acquisition - LTV Tubular

o       New Product Line

o       Increased focus on Line Pipe Market

o       Consolidation of OCTG and Line Pipe Capacity

o       Strong track record of Sales, Cash Flows

o       Dominant Position in Conduit Market

                                                                               9
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LTV Revenue and Cash Flows

[Graph Omitted - Tabular representation for EDGAR filing below]

                                         Revenues

                                Pipe      Conduit       Total        Cash Flow
                             ---------------------------------       ---------

1998                           183.8       95.3         279.1           37.3
1999                           176.9       73.8         250.7           27.8
2000                           188.7       92.3         281.0           26.3
2001                           167.3       68.5         235.8           36.4
2002                           162.1       50.9         213.0           28.0
2003 *                         175.0       45.0         220.0           25.3

* 2003 is based on Management Estimates

                                                                              10
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         [LOGO]
MAVERICK TUBE CORPORATION

                            Energy Business Overview

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Rig Count - U.S. & Canada


Source:  Baker Hughes
[Graph Omitted - Tabular representation for EDGAR filing below]

                                       Rigs Running

                            U.S. Rigs             Canadian Rigs
                            ---------             -------------

1998                            827                     263
1999                            624                     244
2000                            918                     344
2001                          1,157                     342
2002                            831                     263
2003 *                          960                     346

Canadian Rig Count prior to shut down reached 410 active rigs.

February 28, 2003
-----------------
U.S. Rig Count  - 912
C.N. Rig Count  - 558

* Management Estimate

                                                                              12
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Gas Prices & Gas Drilling - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]

                             Gas Rigs             Gas Prices
                          (Running Rigs)           ($/MCF)
                          --------------          ----------

Jan 99                          465                $   1.80
Feb 99                          425                $   1.71
Mar 99                          412                $   1.69
Apr 99                          369                $   1.99
May 99                          380                $   2.21
Jun 99                          440                $   2.22
Jul 99                          481                $   2.18
Aug 99                          531                $   2.70
Sep 99                          577                $   2.58
Oct 99                          603                $   2.61
Nov 99                          635                $   2.48
Dec 99                          636                $   2.28

Jan 00                          632                $   2.33
Feb 00                          615                $   2.58
Mar 00                          598                $   2.70
Apr 00                          609                $   2.96
May 00                          649                $   3.36
Jun 00                          679                $   4.28
Jul 00                          733                $   4.09
Aug 00                          787                $   4.25
Sep 00                          808                $   4.96
Oct 00                          843                $   5.08
Nov 00                          829                $   5.36
Dec 00                          859                $   8.19

Jan 01                          883                $   8.98
Feb 01                          901                $   5.80
Mar 01                          913                $   5.16
Apr 01                          957                $   5.20
May 01                        1,005                $   4.12
Jun 01                        1,053                $   3.63
Jul 01                        1,055                $   3.05
Aug 01                        1,029                $   2.91
Sep 01                          972                $   2.15
Oct 01                          913                $   2.35
Nov 01                          836                $   2.38
Dec 01                          754                $   2.46

Jan 02                          725                $   2.20
Feb 02                          679                $   2.17
Mar 02                          617                $   2.82
Apr 02                          612                $   3.25
May 02                          690                $   3.34
Jun 02                          704                $   3.10
Jul 02                          716                $   3.01
Aug 02                          721                $   2.96
Sep 02                          736                $   3.22
Oct 02                          709                $   3.76
Nov 02                          683                $   3.98
Dec 02                          714                $   4.43

Jan 03 *                        718                $   5.30
Feb 03 *                        761                $   5.40
Mar 03 *                        777                $   9.14
Apr 03 *                        788                $   7.62
May 03 *                        804                $   6.84
Jun 03 *                        825                $   6.37
Jul 03 *                        835                $   6.24
Aug 03 *                        852                $   6.11
Sep 03 *                        869                $   6.04
Oct 03 *                        883                $   5.99
Nov 03 *                        894                $   6.09
Dec 03 *                        908                $   6.21

* 2003 is based on Management Estimates

                                                                              13
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Oil Prices & Oil Drilling - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]

                          Running Rigs         Oil Prices $$/BBL
                         --------------       -------------------

Jan 99                          127               $   12.53
Feb 99                          117               $   11.94
Mar 99                          114               $   14.80
Apr 99                          126               $   17.27
May 99                          136               $   18.04
Jun 99                          122               $   17.73
Jul 99                          107               $   20.18
Aug 99                          113               $   21.20
Sep 99                          133               $   23.39
Oct 99                          139               $   22.86
Nov 99                          145               $   24.07
Dec 99                          161               $   25.96

Jan 00                          143               $   27.31
Feb 00                          154               $   29.51
Mar 00                          171               $   29.81
Apr 00                          196               $   25.91
May 00                          198               $   29.20
Jun 00                          202               $   32.01
Jul 00                          208               $   29.25
Aug 00                          205               $   29.32
Sep 00                          199               $   33.30
Oct 00                          216               $   33.09
Nov 00                          239               $   34.59
Dec 00                          239               $   28.63

Jan 01                          239               $   29.99
Feb 01                          237               $   30.04
Mar 01                          248               $   27.16
Apr 01                          247               $   27.73
May 01                          235               $   28.71
Jun 01                          216               $   27.53
Jul 01                          218               $   26.86
Aug 01                          219               $   27.57
Sep 01                          220               $   26.44
Oct 01                          198               $   22.21
Nov 01                          176               $   19.73
Dec 01                          147               $   19.40

Jan 02                          141               $   19.77
Feb 02                          144               $   20.82
Mar 02                          144               $   24.57
Apr 02                          136               $   25.81
May 02                          134               $   26.95
Jun 02                          138               $   25.77
Jul 02                          133               $   27.22
Aug 02                          125               $   28.43
Sep 02                          122               $   29.91
Oct 02                          140               $   28.91
Nov 02                          146               $   26.40
Dec 02                          137               $   29.38

Jan 03 *                        132               $   33.45
Feb 03 *                        135               $   32.72
Mar 03 *                        135               $   32.29
Apr 03 *                        142               $   36.48
May 03 *                        142               $   35.04
Jun 03 *                        142               $   33.54
Jul 03 *                        150               $   32.28
Aug 03 *                        150               $   31.27
Sep 03 *                        150               $   30.45
Oct 03 *                        157               $   29.81
Nov 03 *                        157               $   29.29
Dec 03 *                        157               $   28.84

* 2003 is based on Management Estimates
                                                                              14
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OCTG Imports & Share of Consumption - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]

                             Import                  Share
                              Tons               of Consumption
                           ----------            --------------

1Q99                         26,354                    9.3%
2Q99                         25,736                    8.6%
3Q99                         34,956                    9.3%
4Q99                         83,124                   17.0%

1Q00                        136,086                   27.3%
2Q00                        178,260                   32.1%
3Q00                        197,934                   30.9%
4Q00                        207,970                   33.7%

1Q01                        220,597                   27.2%
2Q01                        278,146                   32.4%
3Q01                        242,028                   32.3%
4Q01                        162,893                   28.5%

1Q02                        126,715                   22.6%
2Q02                        108,345                   19.6%
3Q02                        122,957                   22.5%
4Q02                        130,587                   22.6%

1Q03 *                      141,968                   25.2%
2Q03 *                      149,258                   25.0%
3Q03 *                      166,303                   26.3%
4Q03 *                      174,473                   26.3%

* 2003 is based on Management Estimates
                                                                              15
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OCTG Industry Inventory & Months Supply - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]

                           Industry                  Months
                          Inventory                  Supply
                          ---------                 ---------

1Q99                      1,007,956                    10.9
2Q99                        928,579                     7.9
3Q99                        856,579                     5.6
4Q99                        871,579                     5.6

1Q00                        972,579                     5.2
2Q00                      1,092,579                     5.3
3Q00                      1,173,579                     5.6
4Q00                      1,307,181                     5.6

1Q01                      1,316,592                     4.6
2Q01                      1,406,070                     5.2
3Q01                      1,384,041                     6.8
4Q01                      1,292,532                     6.7

1Q02                      1,220,645                     6.8
2Q02                      1,177,172                     6.2
3Q02                      1,229,217                     6.8
4Q02                      1,083,217                     5.7

1Q03 *                    1,085,717                     5.5
2Q03 *                    1,114,717                     4.3
3Q03 *                    1,160,717                     4.3
4Q03 *                    1,219,217                     4.4

* 2003 is based on Management Estimates


                                                                              16
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U.S. Domestic Shipments
& Maverick's Selling Prices


[Graph Omitted - Tabular representation for EDGAR filing below]

                           U.S. Domestic           Maverick's
                             Shipments             Selling Prices
                           -------------          --------------

1Q97                          449.0                    $655
2Q97                          589.6                    $672
3Q97                          597.3                    $690
4Q97                          464.0                    $701

1Q98                          484.7                    $715
2Q98                          368.0                    $689
3Q98                          231.3                    $668
4Q98                          131.5                    $610

1Q99                          148.0                    $559
2Q99                          150.5                    $532
3Q99                          225.6                    $522
4Q99                          376.4                    $552

1Q00                          442.9                    $601
2Q00                          476.0                    $639
3Q00                          503.7                    $670
4Q00                          520.6                    $679

1Q01                          579.6                    $684
2Q01                          649.2                    $664
3Q01                          466.4                    $654
4Q01                          297.7                    $647

1Q02                          338.7                    $582
2Q02                          395.9                    $578
3Q02                          452.9                    $589
4Q02                          278.1                    $597

1Q03 *                        406.6                    $605
2Q03 *                        457.8                    $625
3Q03 *                        491.0                    $639
4Q03 *                        526.6                    $652

* 2003 is based on Management Estimates

                                                                              17
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Maverick Steel Purchase Costs


[Graph Omitted - Tabular representation for EDGAR filing below]

                           Steel Cost             Steel Purchase
                            Of Sales                  Costs
                             $/Ton                    $/Ton
                         --------------            ----------

1Q97                           $341                    $336
2Q97                           $351                    $336
3Q97                           $349                    $323
4Q97                           $324                    $324

1Q98                           $316                    $318
2Q98                           $320                    $311
3Q98                           $301                    $308
4Q98                           $248                    $295

1Q99                           $254                    $272
2Q99                           $262                    $258
3Q99                           $280                    $257
4Q99                           $308                    $294

1Q00                           $312                    $297
2Q00                           $309                    $299
3Q00                           $285                    $296
4Q00                           $235                    $273

1Q01                           $222                    $236
2Q01                           $244                    $227
3Q01                           $245                    $242
4Q01                           $222                    $243

1Q02                           $229                    $231
2Q02                           $276                    $247
3Q02                           $342                    $308
4Q02                           $332                    $331

1Q03 *                         $285                    $329
2Q03 *                         $297                    $287
3Q03 *                         $297                    $291
4Q03 *                         $297                    $297

* Management Estimates for 2nd through 4th quarter of 2003
                                                                              18
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Conclusion


o       Demand for OCTG in 2002 fell by 26%

o       OCTG pricing fell by 11%

o       Steel cost rose by 37%

o       OCTG inventories captured 2% of market

o       Import rate slowed, but still took 23% of market

o       Anticipate improving market conditions during 2003

                                                                              19
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2003 Should be a Better Year


o       Anticipated customers receiving huge increases in Cash Flow

o       Responses to the 2003 Spending Surveys aimed at reducing cost pressures

o       We believe the actual planned increased are up 20-25%

o       Inventories were a 2% competitor in 2002, could be a 5% customer in 2003

o Imports have better opportunities elsewhere - therefore shipments should be modest in 2003

o       US Shipments rise by 22%, Canada by 22%

o As Capacity Utilization grows from 60% to 85%, product prices will improve

o       Lower Steel Cost for 2003 by approximately 10%
                                                                              20
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2003 Prospects

o       Improved OCTG Market in US and Canada

o       Improved Line Pipe Opportunities

o       Lower Steel Cost will help throughout the year

o       LTV should enhance earnings by $0.20 to $0.25 per share

Therefore......

o Maverick is comfortable with street estimates for 2003 in the range of $0.70 to $0.80 per share

                                                                              21
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                                     [LOGO]

                           MAVERICK TUBE CORPORATION

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